UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT - AUGUST 24, 2006

WIRELESS AGE COMMUNICATIONS, INC.
(Exact name of Registrant as specified in its charter)

NEVADA	001-31338	98-0336674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6200 Tomken Road, Unit A
Mississauga, Ontario Canada L5T 1X7
(Address of principal executive offices)

(905) 696-2850
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Table of Contents

Item 5.02:	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 9.01:	Financial Statements and Exhibits.

Item 5.02:	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 24, 2006, the Board of Directors (the “Board”) of Wireless Age Communications, Inc. (the “Company”) appointed two new members to the Board, Mr. David Valliere and Mr. Glenn Poulos.

Mr. Valliere will be considered an independent director. Mr. Glenn Poulos is President of the Company’s wholly owned subsidiary, mmwave Technologies Inc., and will therefore be considered an executive director.

David Charles Valliere

Mr. Valliere, 45, has been an Associate Professor of Management Entrepreneurship & Strategy since August, 2004, at the School of Business Management, Ryerson University in Toronto, Ontario, Canada specializing in entrepreneurship, venture capital and the commercialization of technological innovation. Mr. Valliere was Director, Enterprise Technology Planning at CIBC in Toronto for the period September 2001 to August 2004, where he assisted with the strategic management of technology and corporate governance of technology investments. From August 2000 to September 2001 he was employed by e-celerate Inc., a publicly traded venture capital investment firm, initially as Chief Technology Officer and later as President and Chief Executive Officer. Prior to August 2000, for a period of approximately 3 years, Mr. Valliere was Senior Manager, Knowledge Based Industries at the Royal Bank of Canada in Toronto focusing on their high tech investment portfolio. Mr. Valliere attained a Bachelor of Applied Science degree from the University of Toronto in 1984 in Mechanical Engineering, became a Professional Engineer (Ontario) in 1986, a Masters degree in Mechanical and Industrial Engineering from the University of Toronto in 1990, and a Masters of Business Administration degree from the Ivey School of Business, University of Western Ontario in 1996. Mr. Valliere was also a part-time instructor for the Schulich School of Business, York University from January 1998 to September 2006. While teaching at Ryerson University Mr. Valliere won the 2005 Best New Researcher Award and the Seymour Shulich Prize in 2002 while at the Schulich School of Business. From October 2000 to January 2002, Mr. Valliere served as a director of International Bioanalogics Inc. (CDNX:IBO), which reorganized into e-celerate Inc.

Mr. Valliere will serve on the Audit and Compensation Committees of the Board.

Glenn James Poulos

Mr. Poulos, 44, is an executive with a background in strategic business leadership with a focus on executive level sales and marketing. Mr. Poulos holds a beneficial interest in 2,350,000 shares of the Company’s common stock, currently representing an ownership position of approximately 7.4% of the Company’s issued and outstanding common stock. For the period 1993 to 2001 Mr. Poulos was President of Anritsu Electronics Ltd., a global supplier of test and precision measurement systems. While President of Anritsu Electronics Ltd., Mr. Poulos was successful in growing revenues from $2 million to $50 million. Mr. Poulos is a 1982 graduate of Devry Institute of Technology’s Electronic Engineering Technician Program. For the last five years Mr. Poulos has been a director of mmwave Technologies Inc. and was a director of Anritsu Electronics Ltd. from January 1993 to November 2001. Mr. Poulos was the founder of mmwave Technologies Inc., which specializes in distribution and network engineering and integration, for carriers and manufacturers of communications equipment in Canada. Since 2001, Mr. Poulos has been Chairman of the Board of mmwave Technologies Inc. and President since 2005.

Mr. Poulos is the brother of Mr. Brad Poulos, the Company’s Chairman, President and CEO. On March 4, 2005, each of Glenn Poulos and Brad Poulos sold their interests in mmwave Technologies Inc., and each received a beneficial interest in 1,350,000 shares of the Company’s common stock (this transaction is referred to herein as the “mmwave Acquisition”). The mmwave Acquisition is described in detail in a Form 8-K filed by the Company on March 10, 2005, as amended by Form 8-K/As on May 17, 2005 and September 13, 2005. The information contained in the Company’s March 10, 2005 Form 8-K, and the amendments thereto pertaining to the mmwave Acquisition is incorporated herein by reference thereto.

In connection with the mmwave Acquisition, as of March 4, 2005, Glenn Poulos entered into an agreement to serve as the President of mmwave Technologies Inc. (the “Glenn Poulos Agreement”). Detailed information regarding the Glenn Poulos Agreement is contained in the Company’s March 10, 2005 Form 8-K, and the amendments thereto. The information contained in the Company’s March 10, 2005 Form 8-K, and the amendments thereto pertaining to the Glenn Poulos Agreement is incorporated herein by reference thereto. On July 28, 2006, the Board of Directors agreed to accelerate a bonus owed to Glenn Poulos and issued 1,000,000 shares of the Company’s common stock to Mr. Poulos.

Also in connection with the mmwave Acquisition, the Company entered into an employment agreement with Mr. Brad Poulos on March 4, 2005 (the "Brad Poulos Agreement"). Detailed information regarding the Brad Poulos Agreement is contained in the Company’s March 10, 2005 Form 8-K, and the amendments thereto. The information contained in the Company’s March 10, 2005 Form 8-K, and the amendments thereto pertaining to the Brad Poulos Agreement is incorporated herein by reference thereto. On February 20, 2006, the Company renegotiated certain provisions of the Brad Poulos Agreement when Brad Poulos was appointed CEO. On July 28, 2006, the Board of Directors of the Company agreed to accelerate the payment of long term bonus and the Company issued 900,000 shares of the Company’s common stock to Brad Poulos (100,000 shares of Brad Poulos’ bonus was issued to Mr. Hokkanen).

Item 9.01: Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description

99.1	Press Release dated August 24, 2006.

99.2
Share Exchange Agreement, dated as of March 4, 2005, by and among Brad Poulos, Glenn Poulos, Sylvain Lafreniere, Brad Poulos Holdings, Inc., Glenn Poulos Holdings, Inc., Sylvain Lafreniere Holdings, Inc., 1588102 Ontario Inc., and Wireless Age Communications, Inc., incorporated by reference to Exhibit 99.1 to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on March 10, 2005.

99.3
Voting and Exchange Agency Agreement, dated as of March 4, 2005, by and among Wireless Age Communications, Inc., 1588102 Ontario Inc. and Segal- Talarico- Habib- Molot LLP, incorporated by reference to Exhibit 99.2 to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on March 10, 2005.

99.4
Support Agreement, dated as of March 4, 2005, by and among Wireless Age Communications, Inc., 1588102 Ontario Inc. and Segal- Talarico- Habib- Molot LLP, incorporated by reference to Exhibit 99.3 to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on March 10, 2005.

99.5
Executive Employment Agreement, dated as of March 4, 2005, by and among Wireless Age Communications, Inc. and Brad Poulos, incorporated by reference to Exhibit 99.4 to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on March 10, 2005.

99.6
Executive Employment Agreement, dated as of March 4, 2005, by and among mmwave Technologies Inc. and Glenn Poulos, incorporated by reference to Exhibit 99.5 to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on March 10, 2005.

# # #

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Wireless Age Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WIRELESS AGE COMMUNICATIONS, INC.

Dated: August 29, 2006	By:	/s/ Gary N. Hokkanen
Name: Gary N. Hokkanen
Title: Chief Financial Officer